UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2015

IEG HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	333-200918	90-1069184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6160 West Tropicana Ave., Suite E-13, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-5626

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Series F Preferred Stock

Effective June 17, 2015, IEG Holdings Corporation (the “Company”) entered into certain subscription agreements (each, a “Series F Subscription Agreement”), pursuant to which the Company agreed to issue 600,000 shares of the Company’s Series F preferred stock, having a liquidation preference of $1.00 per share (“Series F Preferred Stock”). The Series F Preferred Stock is entitled to receive 12% per annum dividends, paid monthly. The Company received $600,000 in exchange for the shares of Series F Preferred Stock.

Holders of Series F preferred shares have the following rights with respect to the conversion of Series F preferred shares into shares of the Company’s common stock:

●	On June 30, 2015 and upon notice provided by the holder to the Company, a holder has the right to convert, at face value per share, all or any portion of their Series F preferred shares into shares of our common stock on the basis of 3,636/10,000 (0.3636) shares of common stock for each share of Series F preferred stock so converted, or if the holder elects to convert on December 31, 2015, such shares shall be converted on the basis of 3,333/10,000 (0.3333) shares of common stock for each share of Series F preferred stock (the “Series F Conversion Ratio”).

●	If at any time after the date of issuance of the Series F preferred stock, in the event the Company (i) makes or issues a dividend or other distribution payable in common stock (other than with respect to the Series F preferred stock); (ii) subdivides outstanding shares of common stock into a larger number of shares; or (iii) combines outstanding shares of common stock into a smaller number of shares; or (iv) conducts a rights offering to its existing shareholders, the Series F Conversion Ratio shall be adjusted appropriately.

●	Except as otherwise provided in the amended and restated articles of incorporation, as amended, if the common stock issuable upon the conversion of the Series F preferred stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, then in each such event, the holder of each share of Series F preferred stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change by holders of the number of shares of common stock into which such shares of Series F preferred stock might have been converted immediately prior to such capital reorganization, reclassification or other change.

On all matters to come before the Company’s stockholders, holders of Series F preferred stock have that number of votes per share (rounded to the nearest whole share) equal to the product of: (a) the number of shares of Series F preferred stock held on the record date for the determination of the holders of the shares entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is first solicited, and (b) 34/100. The holders of Series F preferred shares vote together with the holders of the outstanding shares of all other capital stock of the Company (including and any other series of preferred stock then outstanding), and not as a separate class, series or voting group.

Any time after December 31, 2015, the Company has the right, but not the obligation, to redeem all of the unconverted outstanding shares of Series F preferred stock by paying in cash an amount per share equal to $1.00.

Series G Preferred Stock

Effective June 22, 2015, the Company entered into certain subscription agreements (each, a “Series G Subscription Agreement”), pursuant to which the Company agreed to issue an aggregate of 5,419,500 shares of the Company’s Series G preferred stock, having a liquidation preference of $1.00 per share (“Series G Preferred Stock”). The Series G Preferred Stock is entitled to receive 12% per annum dividends, paid quarterly. The Company received $5,419,500 in exchange for the shares of Series G Preferred Stock.

Holders of Series G preferred shares have the following rights with respect to the conversion of Series G preferred shares into shares of our common stock:

●	On June 30, 2015 and upon notice provided by the holder to the Company, a holder has the right to convert, at face value per share, all or any portion of their Series G preferred shares into shares of our common stock on the basis of 2,105/10,000 (0.2105) shares of common stock for each share of Series G preferred stock so converted, or if the holder elects to convert on December 31, 2015, such shares shall be converted on the basis of 2,000/10,000 (0.2000) shares of our common stock for each share of Series G preferred stock (the “Series G Conversion Ratio”).

●	If at any time after the date of issuance of the Series G preferred stock, in the event the Company (i) makes or issues a dividend or other distribution payable in common stock (other than with respect to the Series G preferred stock); (ii) subdivides outstanding shares of common stock into a larger number of shares; or (iii) combines outstanding shares of common stock into a smaller number of shares; or (iv) conducts a rights offering to its existing shareholders, the Series G Conversion Ratio shall be adjusted appropriately.

●	Except as otherwise provided in the amended and restated articles of incorporation, as amended, if the common stock issuable upon the conversion of the Series G preferred stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, then in each such event, the holder of each share of Series G preferred stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change by holders of the number of shares of common stock into which such shares of Series G preferred stock might have been converted immediately prior to such capital reorganization, reclassification or other change.

On all matters to come before the Company’s stockholders, holders of Series G preferred stock have that number of votes per share (rounded to the nearest whole share) equal to the product of: (a) the number of shares of Series G preferred stock held on the record date for the determination of the holders of the shares entitled to vote, or, if no record date is established, at the date such vote is taken or any written consent of shareholders is first solicited, and (b) 20/100. The holders of Series G preferred shares vote together with the holders of the outstanding shares of all other capital stock of the Company (including and any other series of preferred stock then outstanding), and not as a separate class, series or voting group.

Any time after December 31, 2015, the Company has the right, but not the obligation, to redeem all of the unconverted outstanding shares of Series G preferred stock by paying in cash an amount per share equal to $1.00.

These securities issuances described above were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Regulation S promulgated pursuant to the Securities Act. The issuances involved offers and sales of securities outside the United States. The offers and sales were made in offshore transactions and no directed selling efforts were made by the issuer, a distributor, their affiliates or any persons acting on their behalf.

The foregoing descriptions of the Series F Subscription Agreement and the Series G Subscription Agreement are qualified in their entireties by reference to the form of Series F Subscription Agreement and the form of Series G Subscription Agreement, respectively, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference. into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement for Shares of Series F Preferred Stock.

10.2	Form of Subscription Agreement for Shares of Series G Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEG HOLDINGS CORPORATION

Date: June 25, 2015	By:	/s/ Paul Mathieson
	Name:	Paul Mathieson
	Title:	President and Chief Executive Officer